GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the

Goldman Sachs Emerging Markets Equity Fund

(the “Fund”)

Supplement dated April 10, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated February 29, 2026

Effective immediately, the Fund has changed its classification from “non-diversified” to “diversified” within the meaning of the Investment Company Act of 1940.

Accordingly, effective immediately, all references to the Fund’s non-diversified classification in the Prospectuses and Summary Prospectuses are deleted in their entirety.

Under the “Goldman Sachs Emerging Markets Equity Fund—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategies—Emerging Markets Equity Fund” sections of the Prospectuses and the “Principal Strategy” section of the Summary Prospectuses, the last paragraph is deleted in its entirety.

Under the “Goldman Sachs Emerging Markets Equity Fund—Summary—Principal Risks of the Fund” and “Risks of the Fund” sections of the Prospectuses and the “Principal Risks of the Fund” section of the Summary Prospectuses, the “Non-Diversification Risk” is deleted in its entirety.

In addition, the “Non-Diversification” row in the “Risks of the Fund” chart in each Prospectus is deleted in its entirety.

Effective immediately, the Fund’s SAI is hereby amended as follows:

Under the “Investment Objective and Policies” section, the following replaces the third and fourth sentences of the first paragraph:

Each Fund, other than the Large Cap Growth Insights Fund, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Large Cap Growth Insights Fund is a non-diversified, open-end management company as defined in the Act.

The “Non-Diversified Status” paragraph under the “Description of Investment Securities and Practices” section is hereby replaced with the following:

The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

Under the “Investment Restrictions—Fundamental Investment Restrictions” section, the following replaces fundamental investment restriction (8) and its heading in its entirety.

All Funds except the Large Cap Growth Insights Fund

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

The Emerging Markets Equity Insights and Emerging Markets Equity Funds were previously registered as non-diversified investment companies. Pursuant to current positions of the SEC staff, each Fund’s classification changed from non-diversified to diversified, and each Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, each Fund may not make any investment inconsistent with their classification as diversified companies under the Act.

For purposes of the Funds’ industry concentration policies, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EME2DIVSTK 04-26